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Booz Allen Hamilton Internal // DISCLAIMER FORWARD LOOKING SAFE HARBOR STATEMENT • Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements that do not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. • These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward- looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Copyright © 2024 Booz Allen Hamilton Inc. Copyright © 2024 Booz Allen Hamilton Inc.

Booz Allen Hamilton Internal // GROWTH VECTORS Securing the physical world Maintaining US strategic advantage in the cyber domain Preparing for a post-quantum world Transforming cyber defense through application of Zero Trust & AI Copyright © 2024 Booz Allen Hamilton Inc.

Booz Allen Hamilton Internal Booz Allen Tenure 8000+ employees 39% 1-3 years 4-6 years20% 7-10 years 11% 10+ years 15% <1 year 15% 20+ years 4% Top Fields of Study Computer Science Cybersecurity Information Technology Information Security Business Administration Highest Education Bachelor’s Master’s Doctoral MBA 47% 31% 8,000+ Employees TOP JOB CLASSIFICATIONS CYBER Info Security Risk Specialist Sys Security & Net Security Engineer Cyber Mission Specialist Enterprise Security Architect Network Exploitation Professional SECTOR ALIGNMENT GDS NSS Comm Civil Corp CTO 47% 25% 3% 18% 3% 3% Clearance 65% TS/SCI Top Secret 17% Secret 17% 87% of cyber talent // MEET OUR CYBER PROFESSIONALS. 8000+ EMPLOYEES [1] STRONG Top Geographies California Florida North Carolina Georgia Virginia Texas Washington, DC Maryland New York Colorado Hawaii 49 STATES and DC 13 COUNTRIES Copyright © 2024 Booz Allen Hamilton Inc. 1. Booz Allen defines Cyber Professionals as employees with a cyber job family or holding a cyber certification, and those working in the National Cyber, Everwatch, and Commercial business units (duplicates removed). Education levels, majors, and certifications are as self-reported by employees. Data as of August 1, 2024.

Booz Allen Hamilton Internal

Booz Allen ONE BATTLESPACE

// WE HAVE BUILT A CYBER BUSINESS OVER 30 YEARS

REVENUE[2]

$2.5-$2.8B
FY25 Firmwide cyber revenue

~13%
FY'22-25 CAGR

DIVERSE PORTFOLIO

75%+
Percentage of .gov domain supported through CDM program

$1.8B
Leading the largest zero trust implementation in government

1,000+
Incident response engagements in FY25 for Global 2000 clients

BOOK OF BUSINESS

~26%
Of our contracts greater than $100M on annual basis include cyber

~290
Active cyber contracts across Defense, Intelligence & Civil agencies

16
Critical infrastructure sectors supported

2. Cyber revenue is Booz Allen's full year revenue estimate for FY25 attributable to cyber work derived from our YTD performance, funded work on existing contracts, modifications, and pipeline of future work. The calculation estimates the portion of work attributable to cyber based on the work scope. Re-compete opportunities are weighted based on the likelihood of winning the follow-on work. Includes all work aligned to the National Cyber, EverWatch, and Commercial business units and all work under the Continuous Diagnostics and Mitigation (CDM) contract. Data as of June 30, 2024.

Copyright © 2024 Booz Allen Hamilton Inc.

Booz Allen Hamilton Internal

Booz Allen ONE BATTLESPACE

// DIFFERENTIATORS

One Battlespace Approach

Gain complete view of the adversary


.GOV
IC
Cyber Physical
Edge
OT/ ICS
Mobile
DOD
.COM

// BOOZ ALLEN ADVANTAGE

- No boundaries
- Shift talent & expertise across missions
- Operate as one team

World Class Scale & Expertise

Embedded at scale in nation's most critical missions

- FBI
- CISA
- DISA
- USCC
- IC Agencies

// BOOZ ALLEN ADVANTAGE

- Combatting the global threat daily
- Defensive & offensive missions
- Proactively identify adversary trends

Commercial Tech Partnerships & DarkLabs Solutions

Deliver differentiated tradecraft at scale

Booz Allen | DARKLABS

SHIFT5

VERSA NETWORKS

HIDDENLAYER

// BOOZ ALLEN ADVANTAGE

- Integrate dual-use technology
- Bridge technology & mission
- Defensive & offensive solutions

Copyright © 2024 Booz Allen Hamilton Inc.